UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2013

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information in this Item 2.02 of this Current Report on Form 8-K is also being furnished under Item 7.01—“Regulation FD Disclosure” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

On July 26, 2013, we issued a press release announcing our financial results for the quarter ended June 30, 2013. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On July 26, 2013, we posted certain supplemental operating and financial data on our website located at www.digitalrealty.com. That supplemental operating and financial data is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report on Form 8-K is also being furnished under Item 2.02—“Results of Operations and Financial Condition” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On July 26, 2013, we issued a press release announcing our financial results for the quarter ended June 30, 2013. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On July 26, 2013, we posted certain supplemental operating and financial data on our website located at www.digitalrealty.com. That supplemental operating and financial data is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 26, 2013.

99.2	Supplemental Operating and Financial Data posted July 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/S/ JOSHUA A. MILLS

Joshua A. Mills
Senior Vice President, General Counsel and Assistant Secretary

Date: July 26, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 26, 2013.

99.2	Supplemental Operating and Financial Data posted July 26, 2013.